SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Under Rule l4a-l2

                          STANDARD MOTOR PRODUCTS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          STANDARD MOTOR PRODUCTS, INC.
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101

                                 APRIL 18, 2006

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Standard Motor Products, Inc. to be held in the offices of JPMorgan Chase, One Chase Manhattan Plaza, New York, NY 10081, on Thursday, May 18, 2006 at 2:00 p.m. (Eastern Daylight Time).

      At the Annual Meeting, you will be asked to (a) elect nine directors, (b) approve the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan, and (c) ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for our 2006 fiscal year. The Board of Directors recommends that you vote "FOR" each of the above proposals. Please refer to the Proxy Statement for a detailed explanation of each of the proposals.

      The formal notice of the Annual Meeting, the Proxy Statement and the Proxy Card are enclosed. We have also enclosed a copy of our Annual Report to Stockholders, which includes our Form 10-K for our 2005 fiscal year.

      YOUR VOTE IS IMPORTANT! The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and invites you to attend the Annual Meeting in person. It is important, however, that your shares be represented at the Annual Meeting in any event, and for that reason, we ask that whether or not you expect to attend the Annual Meeting, you take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope. You should be aware that only votes cast "FOR" or "AGAINST" a proposal are used in determining the results of a vote.

      On behalf of the Board of Directors, I would like to thank you for your continued support of the Company, and I look forward to seeing you at the Annual Meeting.

                                             Sincerely,

                                             /s/ Lawrence I. Sills

                                             Lawrence I. Sills
                                             CHAIRMAN OF THE BOARD AND
                                             CHIEF EXECUTIVE OFFICER

                          STANDARD MOTOR PRODUCTS, INC.
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2006

TO OUR STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of STANDARD MOTOR PRODUCTS, INC. (the "Company") will be held in the offices of JPMorgan Chase, One Chase Manhattan Plaza, New York, NY 10081, on Thursday, May 18, 2006 at 2:00 p.m. (Eastern Daylight Time). The Annual Meeting will be held for the following purposes:

      1. To elect nine directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

      2.    To approve the Standard Motor Products, Inc. 2006 Omnibus Incentive
            Plan;

      3. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006; and

      4. To transact such other business as may properly come before the Annual Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on April 7, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at, the Annual Meeting or any adjournment thereof.

      Whether or not you plan to attend the Annual Meeting, please vote, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and return it in the pre-addressed envelope, to which no postage need be affixed, if mailed in the United States.

                                             By Order of the Board of Directors

                                             /s/ Carmine J. Broccole

                                             Carmine J. Broccole
                                             VICE PRESIDENT GENERAL COUNSEL
                                             AND SECRETARY

Long Island City, New York
April 18, 2006

                          STANDARD MOTOR PRODUCTS, INC.
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Standard Motor Products, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on May 18, 2006 or at any adjournment thereof. Proxy material is being mailed on or about April 18, 2006 to the Company's 424 stockholders of record. The total number of shares of Common Stock outstanding and entitled to vote on April 7, 2006 was 18,470,891.

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

INFORMATION AS TO VOTING SECURITIES

      The close of business on April 7, 2006 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. Holders of Common Stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on the record date.

      In order to conduct business at the Annual Meeting, our Bylaws require the presence in person or by proxy of stockholders holding a majority of the voting power of the outstanding shares of Common Stock entitled to vote on the matters presented at the Annual Meeting. If a quorum is not present, a vote cannot occur, and our Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Proxy cards received by us but marked "Withheld," abstentions and broker non-votes will be included in the calculation of the number of shares considered in determining whether or not a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

VOTING AND REVOCATION OF PROXIES

      You can vote your shares by completing and returning a proxy card or by voting in person. If you hold your shares in "street name," you should provide your broker or other nominee with voting instructions to ensure that your shares are voted.

      The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted: (1) "FOR" the election of the named nominees to the Company's Board of Directors; (2) "FOR" the approval of the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan; and (3) "FOR" the ratification of Grant Thornton LLP as the Company's independent registered public accounting firm.

      Proxies are revocable at any time before they are exercised by (a) sending in a later-dated proxy (with the same or other instructions), (b) appearing at the Annual Meeting and voting in person, or (c) notifying the Secretary of the Company that the proxy is revoked via fax at 718-784-3284 or via mail to Carmine
J. Broccole, Secretary, Standard Motor Products, Inc., 37-18 Northern Blvd., Long Island City, NY 11101. If you hold shares through a bank or brokerage firm, you must contact that bank or firm to revoke any prior voting instructions.

VOTES REQUIRED

      Nominees receiving a plurality of the votes cast will be elected as directors. Proposal Nos. 2 and 3 require the approval of the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Only those votes cast "FOR" or "AGAINST" a proposal are used in determining the results of a vote. An abstention or a broker non-vote shall not constitute a vote cast.

METHOD AND EXPENSE OF PROXY SOLICITATION

      The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone by regular employees of the Company at nominal cost.

      The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the name of nominees, their expenses for sending proxy material to beneficial owners for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, nine directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless individual stockholders specify otherwise, each executed proxy will be voted "FOR" the election to the Board of Directors of the nine nominees named below, all of whom are currently directors of the Company.

INFORMATION REGARDING NOMINEES

      Each person listed below has consented to be named as a nominee and agreed to serve if elected. If any of those named are not available for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes unless the Board chooses to reduce the number of directors. Management is not aware of any circumstances that would render any nominee listed below unavailable.

                                                                                            DIRECTOR
NAME OF DIRECTOR                            POSITION WITH THE COMPANY               AGE      SINCE
--------------------------    -------------------------------------------------     ---     --------
Lawrence I. Sills             Chairman of the Board and Chief Executive Officer      66       1986
William H. Turner(1)(2)       Presiding Independent Director                         66       1990
Robert M. Gerrity(1)(3)       Director                                               68       1996
Kenneth A. Lehman(1)          Director                                               62       1999
Arthur S. Sills               Director                                               62       1995
Peter J. Sills                Director                                               59       2004
Frederick D. Sturdivant(1)    Director                                               68       2001
Richard S. Ward(1)(4)         Director                                               65       2004
Roger M. Widmann(1)           Director                                               66       2005

----------
      (1) Member of the Company's Audit Committee, Compensation and Management Development Committee, and Nominating and Corporate Governance Committee.
      (2)   Chairman of the Audit Committee.
      (3)   Chairman of the Compensation and Management Development Committee.
      (4)   Chairman of the Nominating and Corporate Governance Committee.

      LAWRENCE I. SILLS has served as our Chief Executive Officer and Chairman of the Board since December 2000 and has been a director of the Company since 1986. From 1986 to 2000, Mr. Sills served as our President and Chief Operating Officer. From 1983 to 1986, he served as our Vice President of Operations. Mr. Sills is the brother of Arthur S. Sills and Peter J. Sills, each a director of the Company.

      WILLIAM H. TURNER has served as our Presiding Independent Director since January 2006 and as a director of the Company since May 1990. Since 2004, Mr. Turner has been the Dean of the College of Business at Stony Brook University. He is also a director of Ameriprise Financial, Inc., Franklin Electronic Publishers, Inc., Volt Information Sciences, Inc. and New Jersey Resources Corporation. Mr. Turner served as the Senior Partner of Summus Ltd., a consulting firm, from 2002 to 2004. From 1997 until 2002, he served in various capacities at PNC Bank NJ, including President, Chief Executive Officer and Chairman Northeast Region. He was President and Co-Chief Executive Officer of Franklin Electronic Publishers, Inc. from 1996 to 1997. Prior to that time, he was the Vice-Chairman, Chase Manhattan Bank and its predecessor, Chemical Banking Corporation.

      ROBERT M. GERRITY has served as a director of the Company since July 1996. Mr. Gerrity currently serves as the Chairman of the Industrial Group of Glencoe Capital, a private equity firm, and is a director and principal of Gerrity Partners, a consulting business. He is also a director of the Rimrock Corporation, Federal Signal Corporation and Polyair Inter Pack Inc. Mr. Gerrity served as Chairman and Chief Executive Officer of the Antrim Group, Inc. from 1996 to 2000. Prior to 1996, he served as Vice Chairman of New Holland, n.v., an agricultural and construction equipment company.

      KENNETH A. LEHMAN has served as a director of the Company since April 1999. Mr. Lehman has been Managing Director of the KKP Group LLC since 1999 and is also an advisor to Gold Eagle Co. He currently serves as a Board Chair of Winning Workplaces, a General Assembly Member of CARE International, and a Board Member of CARE USA, Public Radio International, Chicago Public Radio and the University of Chicago Hospital. From 1990 to 1998, he was Co-Chairman and Chief Executive Officer of Fel-Pro Incorporated.

      ARTHUR S. SILLS has served as a director of the Company since October 1995. Mr. Sills was an educator and administrator in the Massachusetts school districts for thirty years prior to his retirement in 2000. Mr. Sills is the brother of Lawrence I. Sills and Peter J. Sills.

      PETER J. SILLS has served as a director of the Company since July 2004 and from December 2000 until May 2004. Mr. Sills has been a writer for the past ten years and was also an attorney. Mr. Sills is the brother of Arthur S. Sills and Lawrence I. Sills.

      FREDERICK D. STURDIVANT has served as a director of the Company since December 2001. Mr. Sturdivant has been an independent consultant and a Visiting Professor at the Warrington College of Business at the University of Florida since 2002. Mr. Sturdivant was Chairman of Reinventures LLC from 2000 to 2002. From 1998 to 2000, he was Executive Managing Director of Navigant Consulting. From 1996 to 1998, he was President of Index Research and Advisory Services, a subsidiary of Computer Sciences Corporation.

      RICHARD S. WARD has served as a director of the Company since July 2004. He is a private investor and a legal consultant. From 1984 until 1998, he served in various capacities at ITT Corporation, including Executive Vice President and General Counsel, and served as a member of the ITT Management Committee.

      ROGER M. WIDMANN has served as a director of the Company since May 2005. Mr. Widmann is also a director of Paxar Corporation and Cedar Shopping Centers, Inc. He currently serves as a director of the March of Dimes of Greater New York, a director of Oxfam America, a senior moderator of the Executive Seminar (Humanities) at The Aspen Institute, and a senior mentor of the Henry Crown Fellowship Program. He previously served as Chairman of the Board of Lydall, Inc., a manufacturing company, from 1974 to 2004 and was a principal of Tanner & Co., Inc., an investment banking firm, from 1997 to 2004. Prior to that time, he was Senior Managing Director of Chemical Securities Inc. (now JPMorgan Chase Corporation).

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                          OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                     APPROVAL OF 2006 OMNIBUS INCENTIVE PLAN

GENERAL

      We are asking our stockholders to approve the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan (the "Plan"), which was approved by our Board of Directors on March 8, 2006. If approved by stockholders, the Plan will replace our existing stock option plans and will become the Company's only plan for providing stock-based incentive compensation to our eligible employees, independent directors and other eligible persons.

      The following summary of certain material features of the Plan is subject to the specific provisions contained in the full text of the Plan, as set forth in Appendix A attached hereto.

PURPOSE OF PLAN

      The Plan will allow the Company, under the direction of the Compensation and Management Development Committee of the Board of Directors or those persons to whom administration of the Plan has been delegated or permitted by law (the "Committee") (the Nominating and Corporate Governance Committee of the Board of Directors will make recommendations to the Committee concerning independent directors), to make grants of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance shares, cash-based awards and other stock-based awards to employees, directors, consultants, independent contractors, agents and advisors. The purpose of these stock awards is to attract and retain talented employees, directors and other eligible persons and further align their interests and those of our stockholders by continuing to link a portion of their compensation with the Company's performance.

KEY TERMS

      The following is a summary of the key provisions of the Plan.

PLAN TERM:              May 18, 2006 to May 18, 2016

ELIGIBLE PARTICIPANTS:  All of our employees, directors, consultants, independent contractors, agents and advisors are eligible to receive awards under the Plan, provided they render bona fide services to the Company. The Committee will determine which individuals will participate in the Plan. As of March 15, 2006, there were approximately 180 employees and six independent directors who would be eligible to participate in the Plan.

SHARES AUTHORIZED:      700,000, subject to adjustment to reflect stock splits
                        and other corporate events or transactions. Shares subject to awards that are cancelled, forfeited or that expire by their terms will be returned to the pool of shares available for grant and issuance under the Plan.
                        Of this amount, the maximum number of shares that may be issued to independent directors is one hundred fifty thousand (150,000) shares.

AWARD TYPES:            (1) Non-qualified and incentive stock options;
                        (2) Stock appreciation rights (SARs);
                        (3) Restricted stock and restricted stock units;
                        (4) Performance units and performance shares;
                        (5) Cash-based awards; and
                        (6) Other stock-based awards.

ANNUAL SHARE LIMITS ON  (a) Options: The annual maximum aggregate number of
AWARDS: shares subject to options granted to any one person is twenty-five thousand (25,000).
                        (b) SARs: The annual maximum number of shares subject to
                            stock appreciation rights granted to any one person is twenty-five thousand (25,000).
                        (c) Restricted Stock or Restricted Stock Units: The
                            annual maximum aggregate grant with respect to awards of restricted stock or restricted stock units to any one person is ten thousand (10,000).
                        (d) Performance Units or Performance Shares: The annual
                            maximum aggregate award of performance units or performance shares that a person may receive is ten thousand (10,000) shares, or equal to the value of ten thousand (10,000) shares determined as of the date of vesting or payout, as applicable.
                        (e) Cash-Based Awards: The annual maximum aggregate
                            amount awarded or credited with respect to
                            cash-based awards to any one person is the greater of two hundred fifty thousand dollars ($250,000) or the value of twenty-five thousand (25,000) shares determined as of the date of vesting or payout, as applicable.
                        (f) Other Stock-Based Awards: The annual maximum
                            aggregate grant with respect to other stock-based awards to any one person is twenty-five thousand (25,000) shares.
                        (g) Independent director limits: The annual maximum
                            aggregate grant with respect to awards to any independent director shall be five thousand (5,000) shares.

VESTING: Vesting schedules will be determined by the Committee when each award is granted.

AWARD TERMS:            Each option granted shall expire at such time as the
                        Committee shall determine at the time of grant but shall not be exercisable later than the tenth (10th) anniversary date of its grant. The term of any SAR granted shall be determined by the Committee but shall not be exercisable later than the tenth (10th) anniversary date of its grant.

REPRICING PROHIBITED:   Repricing, or reducing the exercise price of a stock
                        option or stock appreciation right, is prohibited unless approved by stockholders.

INDEPENDENT DIRECTOR AWARDS

      If the Plan is approved by stockholders at the Annual Meeting, each independent director will receive on the date of each annual meeting of stockholders an automatic restricted stock award of 1,000 shares, and an additional award of Common Stock valued at $20,000, based on the fair market value of the Company's Common Stock as of the date of the annual meeting of stockholders. Independent director restricted stock grants will vest after one year, so long as the director remains continuously in office. Independent directors will also be eligible to receive other types of awards under the Plan, but such awards are discretionary. In the event of a merger or asset sale, all of the shares of restricted stock will accelerate and become exercisable in full.

NEW PLAN BENEFITS

      Except as described below, the following table sets forth information concerning the benefits or amounts under the Plan that we can determine will be received by all current independent directors as a group on an annualized basis.

     NAME AND POSITION                DOLLAR VALUE ($)             NUMBER OF SHARES
     -----------------                ----------------             ----------------
Independent directors
   as a group.............  Fair market value on date of grant           6,000
Independent directors
   as a group.............                $120,000               Based on fair market
                                                                 value on date of grant

      The information in the above table is limited to the annual automatic restricted stock awards and other stock awards to be granted to our independent directors in connection with the Annual Meeting. Future awards under the Plan to executive officers, employees or other eligible participants, and any additional future discretionary awards to independent directors in addition to those granted automatically, are discretionary and cannot be determined at this time, nor can it be determined what these discretionary awards would have been if the Plan had been in effect during fiscal 2005. We therefore have not included any such awards in the table above.

TERMS APPLICABLE TO STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      The exercise price of stock options or stock appreciation rights granted under the Plan may not be less than the fair market value of our Common Stock on the date of grant. On the record date, the closing price of the Company's Common Stock on the New York Stock Exchange was $8.01 per share. The term of these awards may not be longer than ten years. The Committee will determine at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.

TERMS APPLICABLE TO RESTRICTED STOCK AWARDS, RESTRICTED STOCK UNIT AWARDS, PERFORMANCE SHARES AND OTHER STOCK-BASED AWARDS

      The Committee will determine the terms and conditions applicable to the granting of restricted stock awards, restricted stock unit awards, performance shares and other stock-based awards (including the grant of unrestricted shares). The Committee may make the grant, issuance, retention and/or vesting of restricted stock awards, restricted stock unit awards, performance shares and other stock-based awards contingent upon continued employment with the Company, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate.

ELIGIBILITY UNDER SECTION 162(M)

      Awards may, but need not, include performance criteria that satisfy
Section 162(m) of the Internal Revenue Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria may include among other criteria, one of the following criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the award:

      (a)   Net earnings or net income (before or after taxes);
      (b)   Earnings per share (basic or diluted);
      (c)   Net sales or revenue growth;
      (d)   Net operating profit;
      (e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
      (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
      (g) Earnings before or after taxes, interest, depreciation, and/or amortization;
      (h)   Gross or operating margins;
      (i)   Productivity ratios;
      (j) Share price (including, but not limited to, growth measures and total stockholder return);
      (k)   Expense targets;
      (l)   Margins;
      (m)   Operating efficiency;
      (n)   Market share;
      (o)   Customer satisfaction;
      (p)   Working capital targets; and
      (q) Economic value added or EVA(R) (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

      To the extent that an award under the Plan is designated as a "performance award," but is not intended to qualify as performance-based compensation under
Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Committee.

      Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of Common Stock, stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion determines.

CASH-BASED AWARDS

      The Committee, at any time and from time to time, may grant cash-based awards to participants in such amounts and upon such terms as the Committee may determine. The Committee may establish performance goals in its discretion in connection with the grant of any cash-based awards.

TRANSFERABILITY

      Except as otherwise provided in the Plan, awards granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution. No award may be made subject to execution, attachment or other similar process.

ADMINISTRATION

      The Committee will administer the Plan. The Committee will select the persons who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the Plan, establish the terms, conditions and other provisions of the grants. The Committee may construe and interpret the Plan and prescribe, amend and rescind any rules and regulations relating to the Plan. The Committee may delegate to a committee of two or more directors or other persons the ability to grant awards to plan participants. In addition, the Committee may authorize one or more officers of the Company to do one or both of the following: (a) designate employees to be recipients of awards and (b) determine the size of any such awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is considered an insider (as defined in the Plan); (ii) the resolution providing such authorization sets forth the total number of awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

AMENDMENTS

      The Committee may alter, amend, modify, suspend, or terminate the Plan and any related award agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders, options or SARs issued under the Plan will not be re-priced, replaced, or re-granted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no material amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

ADJUSTMENTS

      In the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change of the Company's capital structure without consideration, the Committee may approve, in its discretion, an adjustment of the number and kind of shares available for grant under the Plan, and subject to the various limitations set forth in the Plan, the number of shares subject to outstanding awards under the Plan, and the exercise price of outstanding stock options and of other awards.

      In the event of a merger or asset sale any or all outstanding awards may be assumed or an equivalent award substituted by a successor corporation. In the event the successor corporation refuses to assume or substitute the awards outstanding under the Plan, the outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto.

U.S. TAX CONSEQUENCES

      THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS IN THE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

   NON-QUALIFIED STOCK OPTIONS

      A participant will realize no taxable income at the time a non-qualified stock option is granted under the plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

   INCENTIVE STOCK OPTIONS

      A participant will realize no taxable income, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the Company will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a "disqualifying disposition," see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

      Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a "disqualifying disposition"), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a "disqualifying disposition," generally in the fiscal year of such "disqualifying disposition" the Company will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

   STOCK APPRECIATION RIGHTS

      A grant of a stock appreciation right (which can be settled in cash or the Company Common Stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the participant as ordinary income, and the Company generally will be entitled to a corresponding tax deduction.

   RESTRICTED STOCK

      A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., they become vested) or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. The Company receives a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the participant disposes of the stock.

   RESTRICTED STOCK UNITS

      In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the restricted stock units at the time they vest. The Company generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

   PERFORMANCE SHARES

      The participant will not realize income when a performance share is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.

   SECTION 162(M) LIMIT

      The Plan is intended to enable the Company to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Internal Revenue Code. Section 162(m) provides that, subject to certain exceptions, the Company may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes certain performance-based compensation from the $1 million limitation.

   CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

      The participant will recognize, as a general rule, ordinary income at the time of payment of cash or delivery of actual shares of Common Stock. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of Common Stock are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the participant.

      FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STANDARD MOTOR PRODUCTS, INC. 2006 OMNIBUS INCENTIVE PLAN.

                                   PROPOSAL 3

                       RATIFICATION OF GRANT THORNTON LLP

      The Audit Committee of our Board of Directors plans to appoint Grant Thornton LLP as the Company's independent registered public accounting firm to audit its consolidated financial statements for the 2006 fiscal year. Although the Company is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so and is asking stockholders to ratify the appointment of Grant Thornton LLP. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

      Representatives of Grant Thornton LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

      FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                            AUDIT AND NON-AUDIT FEES

      The following table presents fees for professional services rendered by Grant Thornton LLP, our principal accountants, for the fiscal years ended December 31, 2005 and 2004:

                                                        2005            2004
                                                        ----            ----
Audit fees, including fees paid in
   the subsequent year for services
   performed in the prior year and
   excluding audit-related fees ..............       $2,621,100      $2,290,094
Audit-related fees (1) .......................          111,625              --
Tax fees (2) .................................          175,425           7,250
All other fees ...............................               --              --
                                                     ----------      ----------
      Total ..................................       $2,908,150      $2,297,344
                                                     ==========      ==========

----------
(1) Audit-related fees consisted principally of audits of financial statements of certain employee benefit plans.

(2) Tax fees consist primarily of U.S. and international tax compliance and planning.

      It is the policy of the Audit Committee to pre-approve any audit and non-audit services provided to the Company by its independent auditors. All of the fees paid to the Company's independent auditors described above in 2005 and 2004 were for services pre-approved by the Audit Committee.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      KPMG LLP

      On August 19, 2004, the Company was informed in writing by KPMG that KPMG resigned as of such date as the Company's independent registered public accounting firm. KPMG had not previously advised management or the Audit Committee of its intention to resign.

      The audit report of KPMG on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audit of the consolidated financial statements of the Company for fiscal year ended December 31, 2003 and the subsequent interim period through August 19, 2004, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in its opinions thereon.

      No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal year ended December 31, 2003 and the subsequent interim period through August 19, 2004.

      GRANT THORNTON LLP

      On September 27, 2004, the Company engaged Grant Thornton as its independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2004. The Audit Committee recommended and the Board approved Grant Thornton's engagement.

      During the fiscal year ended December 31, 2003 and through September 27, 2004, the Company has not consulted with Grant Thornton on any matter that (a) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2006 by:

      o each person known by the Company to beneficially own more than 5% of the Common Stock;
      o     each director and nominee for director of the Company;
      o our chief executive officer and each of our other four most highly compensated executive officers during 2005 as defined by the regulations of the Securities Exchange Commission;
      o     all directors and officers as a group.

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL   PERCENTAGE
NAME AND ADDRESS                                        OWNERSHIP(1)   OF CLASS
----------------                                        ------------   --------

GAMCO Investors, Inc..................................  2,427,146(2)     12.9%
   One Corporate Center
   Rye, NY
Peter J. Sills........................................  1,650,932(3)      8.9
Arthur S. Sills.......................................  1,639,441(4)      8.9
Dimensional Fund Advisors Inc.........................  1,486,300(5)      8.0
   1299 Ocean Avenue
   Santa Monica, CA
Rutabaga Capital Management LLC.......................  1,347,463(6)      7.3
   64 Broad Street, 3rd Floor
   Boston, MA
Marilyn F. Cragin.....................................  1,323,524(7)      7.1
Arthur D. Davis.......................................  1,189,542(8)      6.4
Lawrence I. Sills.....................................  1,071,148(9)      5.8
Susan F. Davis........................................   946,253(10)      5.1
John P. Gethin........................................    72,225(11)       *
James J. Burke........................................    60,733(12)       *
Sanford Kay...........................................    53,218(13)       *
William H. Turner.....................................    23,852(14)       *
Robert M. Gerrity.....................................    20,649(15)       *
Frederick D. Sturdivant...............................    17,961(16)       *
Kenneth A. Lehman.....................................    17,887(17)       *
Dale Burks............................................    17,502(18)       *
Roger M. Widmann......................................       5,725         *
Richard S. Ward.......................................       5,138         *
Directors and Officers as a group (sixteen persons)... 3,458,513(19)      18.2%

----------
* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) Applicable percentage of ownership is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (2) 18,470,891, which is the number shares of Common Stock outstanding as of March 15, 2006, plus that number of additional shares, if any, which may be acquired through the exercise of options or convertible debentures within 60 days of March 15, 2006. Beneficial ownership is calculated based on the requirements of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and our convertible debentures held by that person that are currently exercisable or exercisable within 60 days of March 15, 2006 are deemed outstanding. Regarding our convertible debentures, at March 15, 2006 our convertible debentures were convertible into 31.068 shares of common stock for each $1,000 of convertible debentures converted and the conversion price for our convertible debentures was equivalent to approximately $32.19 per share. Shares subject to options or our convertible debentures, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting power and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the address of each individual listed in the table is c/o Standard Motor Products, Inc., 37-18 Northern Boulevard, Long Island City, New York.

      In footnotes 3, 4 and 9, where more than one director of our company is a co-trustee of a trust or co-director of a foundation, and shares voting power and investment power with another director or directors with respect to a certain number of shares, such shares are counted as being beneficially owned by each director who shares such voting power and investment power. However, in computing the aggregate number of shares owned by directors and officers in footnote 19, these same shares are only counted once.

(2) The information for GAMCO Investors, Inc. and certain of its affiliates ("GAMCO") is based solely on an amendment to its Schedule 13D filed with the SEC on August 24, 2005, wherein GAMCO stated that it beneficially owned an aggregate of 2,427,146 shares of our Common Stock. GAMCO states that it has sole voting power for 2,392,646 shares and has sole dispositive power for 2,427,146 shares.

(3) Includes 1,056,619 shares of Common Stock, of which: (a) 289,687 shares are held as co-trustee with Lawrence I. Sills and Arthur S. Sills, for which Peter J. Sills has shared voting and shared investment power; and
      (b) 766,932 shares are held by the Sills Family Foundation, Inc., of which Peter J. Sills is a director and officer and shares voting and investment power with, among others, Arthur S. Sills. In his capacity as a trustee and director of the foundation, Peter J. Sills disclaims beneficial ownership of the shares so deemed "beneficially owned" by him within the meaning of Rule 13d-3 of the Exchange Act.

(4) Includes 1,056,619 shares of Common Stock, of which: (a) 289,687 shares are held as co-trustee with Lawrence I. Sills and Peter J. Sills, for which Arthur S. Sills has shared voting and shared investment power; and
      (b) 766,932 shares are held by the Sills Family Foundation, Inc., of which Arthur S. Sills is a director and officer and shares voting and investment power with, among others, Peter J. Sills. In his capacity as a trustee and director of the foundation, Arthur S. Sills disclaims beneficial ownership of the shares so deemed "beneficially owned" by him within the meaning of Rule 13d-3 of the Exchange Act.

(5) The information for Dimension Fund Advisors Inc. ("Dimension") is based solely on an amendment to its Schedule 13G filed with the SEC on February 6, 2006, wherein Dimension stated that it beneficially owned an aggregate of 1,486,300 shares of our Common Stock. Dimension states that it has sole voting and sole dispositive power for all of such shares.

(6) The information for Rutabaga Capital Management LLC ("Rutabaga") is based solely on its Schedule 13G filed with the SEC on February 14, 2006, wherein Rutabaga stated that it beneficially owned an aggregate of 1,347,463 shares of our Common Stock. Rutabaga states that it has sole voting power for 553,900 shares, has shared voting power for 793,563 shares, and has sole dispositive power for 1,347,463 shares.

(7) The information for Marilyn Cragin is based solely on her Schedule 13D filed with the SEC on February 25, 2005, wherein Ms. Cragin stated that she beneficially owned an aggregate of 1,323,524 shares of our Common Stock. Ms. Cragin states that she has sole voting and sole dispositive power for 667,794 shares and has shared voting and shared dispositive power for 655,730 shares.

(8) The information for Arthur D. Davis is based on his Schedule 13D filed with the SEC on February 25, 2005 and subsequent information provided by Mr. Davis to us. Mr. Davis stated that he beneficially owned an aggregate of 1,189,542 shares of our Common Stock. Mr. Davis states that he has sole voting and sole dispositive power for 456,745 shares and has shared voting and shared dispositive power for 732,797 shares.

(9) Includes 376,553 shares of Common Stock, of which: (a) 289,687 shares are held as co-trustee with Arthur S. Sills and Peter J. Sills, for which Lawrence I. Sills has shared voting and shared investment power; (b) 6,138 shares are allocated to Lawrence I. Sills under the Standard Motor Products ESOP; (c) 2,812 shares are owned by Mr. Sills' wife; and (d) 77,916 shares are held by Lawrence I. Sills which were subject to options exercisable within 60 days of March 15, 2006. In his capacity as a trustee and executor and for shares of stock held by his wife, Lawrence I. Sills disclaims beneficial ownership of the shares so deemed "beneficially owned" by him within the meaning of Rule 13d-3 of the Exchange Act.

(10) The information for Susan F. Davis is based solely on her Schedule 13D filed with the SEC on February 25, 2005, wherein Ms. Davis stated that she beneficially owned an aggregate of 946,253 shares of our Common Stock. Ms. Davis states that she has sole voting and sole dispositive power for 195,936 shares and has shared voting and shared dispositive power for 750,317 shares.

(11)  Includes (a) 2,017 shares of Common Stock allocated to the account of John
      P. Gethin under the Standard Motor Products ESOP and (b) 56,708 shares of Common Stock held by Mr. Gethin which were subject to options exercisable within 60 days of March 15, 2006.

(12) Includes (a) 4,233 shares of Common Stock allocated to the account of James J. Burke under the Standard Motor Products ESOP and (b) 46,500 shares of Common Stock held by Mr. Burke which were subject to options exercisable within 60 days of March 15, 2006.

(13) Includes (a) 3,118 shares of Common Stock allocated to the account of Sanford Kay under the Standard Motor Products ESOP, and (b) 46,500 shares of Common Stock held by Mr. Kay which were subject to options exercisable within 60 days of March 15, 2006.

(14) Includes 14,400 shares of Common Stock held by William H. Turner which were subject to options exercisable within 60 days of March 15, 2006.

(15) Includes 14,400 shares of Common Stock held by Robert M. Gerrity which were subject to options exercisable within 60 days of March 15, 2006.

(16) Includes 5,400 shares of Common Stock held by Frederick D. Sturdivant which were subject to options exercisable within 60 days of March 15, 2006.

(17) Includes 9,400 shares of Common Stock held by Kenneth A. Lehman which were subject to options exercisable within 60 days of March 15, 2006.

(18) Includes (a) 2,952 shares of Common Stock allocated to the account of Dale Burks under the Standard Motor Products ESOP and (b) 14,550 shares of Common Stock held by Mr. Burks which were subject to options exercisable within 60 days of March 15, 2006.

(19) All of our directors and officers as a group have (a) 21,610 shares of Common Stock allocated to them under the Standard Motor Products ESOP and
      (b) 294,074 shares of Common Stock which were subject to options exercisable within 60 days of March 15, 2006.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2005, all Section 16(a) filing reports applicable to the Company's officers and directors were timely filed.

                              CORPORATE GOVERNANCE

      The Company's Board of Directors has adopted policies and procedures that the Board believes are in the best interests of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the listing standards of the New York Stock Exchange. In particular:

      o     The Board has adopted Corporate Governance Guidelines;

      o The Board has appointed a Presiding Independent Director, who is independent under the New York Stock Exchange standards and applicable Securities and Exchange Commission rules.

      o A majority of the Board is independent, and each member of the Audit Committee, Compensation and Management Development Committee, and Nominating and Corporate Governance Committee is independent under the New York Stock Exchange standards and applicable Securities and Exchange Commission rules.

      o The Board has adopted charters for the Audit Committee, Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and the Presiding Independent Director;

      o The Company's Corporate Governance Guidelines provide that the independent directors meet periodically in executive session without management and that the Presiding Independent Director chairs the executive sessions;

      o Interested parties are able to make their concerns known to non-management directors or the Audit Committee by e-mail or by mail (see "Communications to the Board" below);

      o The Company has a Corporate Code of Ethics that applies to all company employees and directors and, as part of the Corporate Code of Ethics, has established a whistleblower hotline available to all employees; and

      o Subject to the approval of the 2006 Omnibus Incentive Plan, the Company intends to establish stock ownership guidelines that will apply to its independent directors and executive officers.

      Certain information relating to corporate governance matters can be viewed at www.smpcorp.com. Copies of the Company's (1) Corporate Governance Guidelines,
(2) charters for the Audit Committee, Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and the Presiding Independent Director, and (3) Corporate Code of Ethics are available on the Company's website. Copies will also be provided to any stockholder free of charge upon written request to the Secretary of the Company at 37-18 Northern Boulevard, Long Island City, NY 11101.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      In 2005 the total number of meetings of the Board of Directors, including regularly scheduled and special meetings, was six. All of our directors attended at least 75% of the meetings of the Board and the committees during the period for which he was a director in 2005.

      The Company encourages all Board members attend its Annual Meeting of Stockholders. All Directors, other than Kenneth A. Lehman, were present at the 2005 Annual Meeting of Stockholders held on May 19, 2005.

      The Board currently has three committees: an Audit Committee, a Compensation and Management Development Committee, and a Nominating and Corporate Governance Committee. The members of each committee consist of all of our independent directors: William H. Turner (Chairman of the Audit Committee and Presiding Independent Director), Robert M. Gerrity (Chairman of the Compensation and Management Development Committee), Kenneth A. Lehman, Frederick
D. Sturdivant, Richard S. Ward (Chairman of the Nominating and Corporate Governance Committee), and Roger M. Widmann.

      AUDIT COMMITTEE

      The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the professional services furnished by them to the Company and their management letter with comments on the Company's internal accounting controls. The Audit Committee held seven meetings in 2005.

      The Board of Directors has determined that each committee member is financially literate. In addition, the Board has determined that at least one member of the Audit Committee meets the New York Stock Exchange standard of having accounting or related financial management expertise. The Board has also determined that William H. Turner, the Audit Committee's Chairman, meets the Securities and Exchange Commission criteria of an "audit committee financial expert."

      COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

      The Compensation and Management Development Committee's function is to approve the compensation packages (salary and bonus) of the Company's officers, to administer the Company's equity incentive plans, to review the Company's overall compensation policies, to review the performance, training and development of Company management in achieving corporate goals and objectives, and to oversee the Company's management succession planning. The Compensation and Management Development Committee held one meeting in 2005.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      The Nominating and Corporate Governance Committee's function is to assist the Board of Directors in discharging and performing the duties and responsibilities of the Board with respect to corporate governance, including:

      o The identification and recommendation to the Board of individuals qualified to become or continue as directors;

      o The continuous improvement in corporate governance policies and practices;
      o     The annual self-assessment of the performance of the Board; and
      o     The recommendation of members for each committee of the Board.

The Nominating and Corporate Governance Committee held three meetings in 2005.

      Qualifications for consideration as a director nominee vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making nominations, the Nominating and Corporate Governance Committee seeks candidates who possess (1) the highest level of integrity and ethical character, (2) strong personal and professional reputation, (3) sound judgment, (4) financial literacy, (5) independence, (6) significant experience and proven superior performance in professional endeavors, (7) an appreciation for board and team performance, (8) the commitment to devote the time necessary for Board activities, (9) skills in areas that will benefit the Board, and (10) the ability to make a long-term commitment to serve on the Board.

      Stockholders may propose director candidates for consideration by the Nominating and Corporate Governance Committee. In order for stockholder candidates to be considered, written notice of such stockholder recommendation
(a) must be provided to the Secretary of the Company not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting, and (b) must contain the name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve, if elected, and evidence of the nominating person's ownership of Company stock. Both stockholder proposed candidates and other candidates identified and evaluated by the Nominating and Corporate Governance Committee must comply with the procedures, and meet the qualification of directors, as outlined in the Charter of the Committee.

PRESIDING INDEPENDENT DIRECTOR

      In 2006, the Board established the position of Presiding Independent Director. The initial Presiding Independent Director of the Company is William
H. Turner, who also serves as the Chairman of the Company's Audit Committee. The term of the Presiding Independent Director is three years. The role of the Presiding Independent Director shall be to aid and assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board and the Company.

COMMUNICATIONS TO THE BOARD

      Stockholders and other interested parties may communicate with the Board of Directors or individual directors pursuant to the procedures established by the Nominating and Corporate Governance Committee from time to time. The Nominating and Corporate Governance Committee shall review such correspondence that first is delivered to the attention of the Secretary of the Company at 37-18 Northern Boulevard, Long Island City, NY 11101, which correspondence the Secretary will forward to the Committee. The Nominating and Corporate Governance Committee shall have the discretion to distribute only such correspondence to the Board or individual members of the Board that the Committee determines in good faith has a valid business purpose or is otherwise appropriate for the Board or individual member thereof to receive.

CORPORATE CODE OF ETHICS

      The Board of Directors of the Company has adopted a Corporate Code of Ethics to (1) promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest, (2) promote full, fair, accurate, timely and understandable disclosure, (3) promote compliance with applicable laws and governmental rules and regulations, (4) ensure the protection of the Company's legitimate business interests, including business opportunities, assets and confidential information, and (5) deter wrongdoing. The Corporate Code of Ethics is available on the Company's website at www.smpcorp.com.

DIRECTOR INDEPENDENCE

      The Board of Directors has affirmatively determined that each member of the Board and committees thereof, other than Lawrence I. Sills, Arthur S. Sills and Peter J. Sills, is independent under the criteria established by the New York Stock Exchange and the Securities and Exchange Commission for independent board members. In that regard, the Board considered whether any director has, and generally has not had in the most recent three years, any material relationships with the Company, including any affiliation with our independent auditors.

DIRECTORS COMPENSATION

      The 2005 directors' compensation year began on May 19, 2005 (the date of our 2005 Annual Meeting of Stockholders) and will end on May 18, 2006 (the date of our 2006 Annual Meeting of Stockholders). For 2005, independent directors were paid a retainer of $55,000, of which at least $10,000 was in shares of the Company's Common Stock valued as of the date of the 2005 Annual Meeting of Stockholders. The Presiding Independent Director is entitled to receive an additional annual retainer of $20,000; for 2005, the Presiding Independent Director received a retainer of $10,000 representing the pro rata portion of the retainer. The Chairman of the Audit Committee, the Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee received an additional annual retainer of $7,500, $5,000 and $5,000, respectively. In addition, pursuant to the Company's 2004 Independent Outside Directors' Stock Option Plan, the Outside Directors (as defined therein) each received a stock option grant of up to 2,000 shares of the Company's Common Stock with an exercise price per share equal to the price of the Common Stock on the New York Stock Exchange as of the date of the 2005 Annual Meeting of Stockholders. Independent directors also received $1,000 for each Board and Committee meeting they attended and are reimbursed for meeting expenses. In addition, Arthur S. Sills and Peter J. Sills received $1,000 for each Board meeting they attended, reimbursement for meeting expenses and are covered under the Company's medical plan. All other directors, being officers of the Company, received no payment for the fulfillment of their directorial responsibilities. In addition, in connection with providing services as the Company's Director, Frederick D. Sturdivant received additional compensation of $14,000 plus expenses for assisting the Company in developing its long term strategy.

      If Proposal No. 2 regarding the approval of the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan is approved at the Annual Meeting, the annual retainer for each independent director will be $35,000, of which any portion can be taken in Common Stock at the discretion of each director. In addition, each independent director will receive on the date of each annual meeting of stockholders an automatic restricted stock award of 1,000 shares, and an additional award of Common Stock valued at $20,000, based on the fair market value of the Company's Common Stock as of the date of the annual stockholder meeting. Independent director restricted stock grants will vest after one year, so long as the director remains continuously in office. Independent directors will also be eligible to receive other types of awards under the 2006 Omnibus Incentive Plan, but such awards are discretionary. In the event of a merger or asset sale, all of the shares of restricted stock will accelerate and become exercisable in full.

POLICY ON POISON PILLS

      On February 28, 2006, the Company's Rights Agreement or "poison pill" expired according to its stated terms. The Company does not have a poison pill and is not presently considering the adoption of such a device. If the Company were ever to adopt another stockholder rights agreement, the Company would seek prior stockholder approval, unless due to time constraints or other reasons, the Board, in the exercise of its fiduciary responsibilities, determines it would be in the best interests of stockholders to adopt a stockholder rights agreement before obtaining stockholder approval. If the Company's Board were ever to adopt a stockholder rights agreement without prior stockholder approval, the Board would submit such agreement to stockholders for ratification within one year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      All members of the Board's Compensation and Management Development Committee during 2005 were independent directors, and none of them were employees or former employees of the Company. During 2005, no executive officer of the Company served on the compensation committee (or equivalent) or the board of directors, of another entity whose executive officer(s) served on the Company's Compensation and Management Development Committee or Board of Directors.

                             MANAGEMENT INFORMATION

      Our officers and key employees, and their ages and positions as of March 15, 2006, are:

            NAME            AGE                     POSITION
            ----            ---                     --------
Lawrence I. Sills(1)......   66     Chairman of the Board and
                                      Chief Executive Officer
John P. Gethin(1).........   57     President and Chief Operating Officer
James J. Burke(1).........   50     Vice President Finance and Chief
                                      Financial Officer
Carmine J. Broccole.......   40     Vice President General Counsel and Secretary
Luc Gregoire..............   46     Corporate Controller and Chief Accounting
                                      Officer
Robert H. Martin..........   59     Treasurer and Assistant Secretary
Dale Burks................   46     Vice President, General Manager Temperature
                                      Control Division

----------
(1)   Member of the Office of Chief Executive.

      LAWRENCE I. SILLS has served as our Chief Executive Officer and Chairman of the Board since 2000 and has been a director of the Company since 1986. From 1986 to December 2000, Mr. Sills served as our President and Chief Operating Officer. From 1983 to 1986, he served as our Vice President of Operations. Mr. Sills is the brother of Arthur S. Sills and Peter J. Sills, each of whom are directors of the Company.

      JOHN P. GETHIN has served as our President and Chief Operating Officer since December 2000. From 1997 to 2000, Mr. Gethin served as our Senior Vice President of Operations. From 1998 to 2003, he served as General Manager of our Temperature Control Division. From 1995 to 1997, Mr. Gethin was Vice President and General Manager of EIS Brake Parts Division (a former business unit of ours).

      JAMES J. BURKE has served as our Vice President Finance, Chief Financial Officer since 1999. From 1998 to 1999, Mr. Burke served as our Director of Finance, Chief Accounting Officer. From 1993 to 1997, he served as our Corporate Controller.

      CARMINE J. BROCCOLE has served as our Vice President General Counsel and Secretary since January 2006 and was our General Counsel from August 2004 to 2006. From 1991 to 2004, Mr. Broccole was an attorney at several law firms, most recently as Partner of Kelley Drye & Warren LLP.

      LUC GREGOIRE has served as our Corporate Controller and Chief Accounting Officer since July 2005. From 1992 to 2005, Mr. Gregoire served in various capacities for Merck & Co., Inc., most recently as Controller of the Human Health Europe, Middle East & Africa. Prior to that time, he was a Partner of Arthur Andersen.

      ROBERT H. MARTIN has served as our Treasurer and Assistant Secretary since 1999. From 1993 to 1999, Mr. Martin served as Controller of our Engine Management Division. From 1989 to 1993, he was the Division Controller of Stanric, Inc., our subsidiary.

      DALE BURKS has served as our Vice President, General Manager - Temperature Control Division since July 2003. From 1984 until 2003, Mr. Burks has served in a various capacities for the Company including Director - Sales & Marketing, Regional Manager and Territory Manager.

OFFICE OF CHIEF EXECUTIVE

      In January 2006, the Company established the Office of the Chief Executive to strengthen the executive management structure of the Company. The Office of Chief Executive is primarily responsible for the development of policy, strategy and quality assurance, and the provision of leadership. Its functions also include (a) supporting and providing timely and quality advice to the Chief Executive Officer; (b) promoting the policies of the Company; and (c) improving communications between management, customers, the Board of Directors and stockholders. The Office of Chief Executive is comprised of Lawrence I. Sills, the Chairman and Chief Executive Officer, John P. Gethin, the President and Chief Operating Officer, and James J. Burke, the Vice President Finance and Chief Financial Officer.

EXECUTIVE COMPENSATION

      The following table sets forth the annual compensation paid by the Company during fiscal 2005, 2004 and 2003 to our Chief Executive Officer and our four other most highly compensated executive officers in 2005 as defined in the regulations of the Securities and Exchange Commission (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG TERM
                                                                                                      COMPENSATION
                                                                                                         AWARDS
                                                                                                       SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION         YEAR    SALARY      BONUS    COMPENSATION(1)    OPTIONS(#)   COMPENSATION(2)
------------------------------------    ----   --------   --------   ---------------    ----------   ---------------
Lawrence I. Sills ..................    2005   $403,000   $146,250       $  --            12,500        $ 24,086
   Chief Executive Officer and          2004    403,000    204,060          --            12,500          29,654
   Chairman of the Board                2003    403,000    255,200          --            20,000          32,688

John P. Gethin .....................    2005    503,000    112,500          --            11,250          26,900
   President and Chief Operating        2004    478,000    175,780          --            11,250          31,039
   Officer                              2003    453,000    208,800          --            18,000          31,718

James J. Burke .....................    2005    403,000     90,000          --             7,500          20,969
   Vice President Finance and           2004    328,000    130,900          --             7,500          20,233
   Chief Financial Officer              2003    303,000    170,000          --            12,000          21,339

Dale Burks .........................    2005    233,000     70,708          --             7,500          11,099
   Vice President and General           2004    215,800     42,500          --             7,500           9,721
   Manager of Temperature Control       2003    179,900     11,850          --             4,800          10,056
   Division

Sanford Kay ........................    2005    220,000     45,144          --             7,500          10,830
   Vice President of Human              2004    210,000     49,320          --             7,500          11,817
   Resources                            2003    205,000     58,480          --            12,000          13,467

----------
(1) Does not include compensation associated with perquisites because such amounts do not exceed the lesser of either $50,000 or 10% of total salary and bonus disclosed.

(2) Represents Company contributions to the Profit Sharing, 401(k), ESOP and SERP programs on behalf of the named individual.

      The following table sets forth certain information with respect to stock option grants made to the Named Executive Officers during 2005.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                            -------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                            NUMBER OF                                                       ANNUAL RATES OF STOCK
                            SECURITIES      % OF TOTAL                                       PRICE APPRECIATION
                            UNDERLYING    OPTIONS GRANTED       EXERCISE                     FOR OPTION TERM (3)
                             OPTIONS      TO EMPLOYEES IN         PRICE        EXPIRATION   ---------------------
         NAME                GRANTED        FISCAL YEAR       ($/SHARE)(1)     DATE(1)(2)      5%           10%
----------------------      ----------    ---------------     ------------     ----------   --------     --------
Lawrence I. Sills.....        12,500            5.2%          $10.55-$11.61      5/19/15    $ 87,033     $220,686
John P. Gethin........        11,250            4.7%          $10.55-$11.61      5/19/15      78,330      198,617
James J. Burke........         7,500            3.1%          $10.55-$11.61      5/19/15      52,220      132,412
Dale Burks............         7,500            3.1%          $10.55-$11.61      5/19/15      52,220      132,412
Sanford Kay...........         7,500            3.1%          $10.55-$11.61      5/19/15      52,220      132,412

----------
(1) Stock options granted in 2005 vest equally over a two year period beginning at the anniversary of the grant. The exercise price in the first year is $10.55 and increases 10% to $11.61 in the subsequent year.
(2)   Stock option grants expire at the end of ten years from the date of grant.
(3) No gain to the optionees is possible without an increase in the stock price, which would benefit all stockholders commensurately. The dollar amounts under the columns are the result of calculations at five percent and ten percent rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

OPTION EXERCISES AND HOLDINGS

      The following table provides information with respect to option exercises in 2005 by the Named Executive Officers and the value of such Named Executives Officers' unexercised options at December 31, 2005.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                          NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                            NUMBER OF                    UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                             SHARES                   OPTIONS AT DECEMBER 31, 2005       AT DECEMBER 31, 2005 (1)
                            ACQUIRED       VALUE      -----------------------------    ----------------------------
                           ON EXERCISE    REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                           -----------    --------    -----------     -------------    -----------    -------------
Lawrence I. Sills.......        --          $  --        77,916           18,750          $  --           $  --
John P. Gethin..........        --             --        56,708           16,875             --              --
James J. Burke..........        --             --        46,500           11,250             --              --
Dale Burks..............        --             --        14,500           11,250             --              --
Sanford Kay.............        --             --        46,500           11,250             --              --

----------
(1) Market value of unexercised options is based on the closing price of the Company's Common Stock on the New York Stock Exchange of $9.23 per share on December 31, 2005 (the last trading day of 2005) minus the exercise price. All of the unexercised stock options at December 31, 2005 are not in-the-money because they have an exercise price greater than the market value at year end 2005.

EQUITY COMPENSATION PLAN INFORMATION

      The following table presents a summary of outstanding stock options available for future grant under our stockholder approved equity compensation plans as of December 31, 2005.

                                                                                         NUMBER OF SECURITIES
                                          NUMBER OF SECURITIES      WEIGHTED AVERAGE      REMAINING AVAILABLE
                                            TO BE ISSUED UPON       EXERCISE PRICE OF     FOR FUTURE ISSUANCE
                                         EXERCISE OF OUTSTANDING       OUTSTANDING           UNDER EQUITY
             PLAN CATEGORY                    STOCK OPTIONS           STOCK OPTIONS       COMPENSATION PLANS
--------------------------------------   -----------------------    -----------------    --------------------
Equity compensation plans approved by
security holders (1)..................          1,249,226                $  14.42                37,625

Equity compensation plans not
approved by security holders..........                 --                      --                    --
                                                ---------                --------                ------

All plans.............................          1,249,226                $  14.42                37,625
                                                =========                ========                ======

----------
(1) Represents shares of the Company's Common Stock issuable upon exercise of options outstanding under our 1994 Omnibus Stock Option Plan, 1996 Independent Outside Directors' Stock Option Plan, 2004 Omnibus Stock Option Plan and 2004 Independent Outside Directors' Stock Option Plan.

SUPPLEMENTAL RETIREMENT PROGRAM

      Effective October 1, 2001, the Company adopted an unfunded supplemental retirement program for eligible employees. Participation is limited to those employees who as of the effective date have been designated by the Compensation and Management Development Committee. The benefits under this supplemental retirement program (the "Supplemental Program") are computed under a formula which takes into account a percentage of the participant's average annual base salary plus bonus and other incentive compensation earned in three (3) of the last five (5) years of service prior to age 60 ("Final Average Earnings") and years of participating service. The maximum benefit payable to a participant under the Supplemental Program is an amount equal to 50% of the participant's Final Average Earnings. If a participant terminates his employment voluntarily prior to age 60 or is terminated for cause (as defined under the Supplemental Program), such participant will forfeit his benefits under the Supplemental Program. The benefits under the Supplemental Program are in addition to benefits payable to participants under the Company's 401(k) Plan and SERP. Benefits under the Supplemental Program will be paid from general corporate funds in the form of a single life annuity and are not subject to any deduction for Social Security or other offset amounts.

      It is not possible to calculate exactly each participant's benefits under the Supplemental Program prior to retirement. However, the tables below indicate the aggregate amount of annual benefits payable under the Supplemental Program using the formula described above for the specified final average earnings and years of participating service for Category A and Category B participants, respectively, and are based upon retirement at age 60 and payment in the form of a life annuity. A participant must have completed the number of years of participating service specified in order to receive the benefit listed. Benefits do not increase pro rata between the years of participating service categories specified.

                                   CATEGORY A

                                ANNUAL BENEFIT YEARS OF PARTICIPATING SERVICE
                                ---------------------------------------------
    FINAL AVERAGE EARNINGS         2            5            6       7 OR MORE
----------------------------   --------     --------     --------    ----------
$670,000 ...................   $ 83,750     $167,500     $251,250     $335,000
$710,000 ...................     88,750      177,500      266,250      355,000
$750,000 ...................     93,750      187,500      281,250      375,000
$790,000 ...................     98,750      197,500      296,250      395,000
$830,000 ...................    103,750      207,500      311,250      415,000
$870,000 ...................    108,750      217,500      326,250      435,000
$910,000 ...................    113,750      227,500      341,250      455,000


                                   CATEGORY B

                                ANNUAL BENEFIT YEARS OF PARTICIPATING SERVICE
                                ---------------------------------------------
    FINAL AVERAGE EARNINGS         4           10           12       14 OR MORE
----------------------------   --------     --------     --------    ----------
$450,000 ...................   $ 56,250     $112,500     $168,750     $225,000
$490,000 ...................     61,250      122,500      183,750      245,000
$530,000 ...................     66,250      132,500      198,750      265,000
$570,000 ...................     71,250      142,500      213,750      285,000
$610,000 ...................     76,250      152,500      228,750      305,000
$650,000 ...................     81,250      162,500      243,750      325,000
$690,000 ...................     86,250      172,500      258,750      345,000

      The only participants in the Supplemental Program at the current time are John P. Gethin, our President and Chief Operating Officer, in Category A and James J. Burke, our Vice President Finance, Chief Financial Officer, in Category
B. The approximate number of years of participating service at December 31, 2005 for each of Messrs. Gethin and Burke was four.

                           REPORT OF THE COMPENSATION
                      AND MANAGEMENT DEVELOPMENT COMMITTEE

      The Compensation and Management Development Committee of the Board of Directors is responsible for approving the compensation packages (base salary and bonus) of the Company's executive officers, for administering the Company's equity incentive plans, and for reviewing the Company's overall compensation policies including the structure of its bonus program. The Committee is comprised of six directors who are "independent" as defined under the listing standards of the New York Stock Exchange. The Committee met one time in 2005 and operates under a written charter adopted by the Board of Directors.

EXECUTIVE COMPENSATION PHILOSOPHY

      The Company's executive compensation program is designed to (1) attract, motivate and retain exceptional talent whose abilities are critical to the Company's long-term success, (2) maintain a portion of the executive's total compensation at risk, tied to achievement of annual and long term financial, organizational and management performance goals, and (3) provide variable compensation incentives directly linked to the performance of the Company and improvement in stockholder return so that executives manage from the perspective of owners with an equity stake in the Company. In this regard, the levels of executive compensation established by the Committee are designed to be consistent with those available to other executives in comparable companies.

ELEMENTS OF COMPENSATION

      The key elements of the Company's executive compensation are generally base salary, bonus and long-term equity incentives. While the elements of compensation are considered separately, the Committee also considers the complete compensation package provided by the Company to the individual executive to ensure that it will be effective in motivating and incentivizing such executive and to assess its competitiveness with comparable positions at other comparable companies.

      BASE SALARY. Base salaries for executive officers are determined by evaluating the responsibilities of the position, the experience of the individual, and the competitive marketplace. Base salary adjustments are determined annually by evaluating the factors above, the Company's financial performance, the Company's achievement of certain non-financial performance measures, and the performance of the executive officer.

      BONUS. The Company utilizes an Economic Value Added (EVA) based bonus program to more closely align executive compensation to continuous improvements in corporate performance and increases in stockholder value. Simply stated, EVA is equal to net operating profit after tax, less a charge for the cost of capital. Bonuses tied to EVA are such that increasing EVA year over year will be favorable for the Company's stockholders as well as those whose compensation is based on EVA. In the event of decreasing EVA, bonuses will be affected negatively to the point of erasing the portion based upon EVA. EVA bonuses earned in any one year may not necessarily be paid out in full. In order to promote longer-term stockholder improvement and to provide for years which may produce "negative EVA" results, the entire bonus structure is monitored through a "banking" feature. The "bank" allows only a portion of the year's earnings to be paid out in any given year, saving the remainder for lean year's growth or negative growth. Due to this feature, it is possible to receive a nominal bonus in a poor year only because the individual has a bank upon which to draw. It is also possible to completely exhaust the bank or create a negative bank. In the case of a negative bank, bonuses tied to EVA would not be paid until the bank is once again positive. However, the Board may in its discretion reset negative bank balances to zero in order to preserve an incentive for continuous effort in future years. For 2005, bank balances were set at negative 100%.

      Under the EVA bonus program, the bonuses of the officers are based on a range of 40% -70% on year-over-year improvement in Company EVA and the remaining 30% - 60% on MBO goals approved by the Compensation and Management Development Committee. Earned MBO bonuses are paid out in full each year.

      LONG-TERM EQUITY INCENTIVES. As part of the Company's compensation program, the Compensation and Management Development Committee from time to time grants stock options to the Company's executive officers and other key employees. This feature further strengthens the link between continuous Company improvement and long-term compensation. These grants generally include proportional vesting over multi-year periods at increasing exercise prices. The grants also require a holding period before they may be exercised. If the 2006 Omnibus Incentive Plan is approved by the Company's stockholders, the Compensation and Management Development Committee intends to grant restricted stock and other types of equity-based awards to the Company's executives and other key employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The executive compensation policy described above is applied in setting the compensation of our Chief Executive Officer, Lawrence I. Sills. Mr. Sills generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation also consists of an annual base salary, an annual cash bonus and, potentially, long-term equity-linked compensation in the form of stock options. The Compensation and Management Development Committee's general approach in establishing Mr. Sills' compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon certain performance criteria and targets established in the Company's strategic plan. If the 2006 Omnibus Incentive Plan is approved by the Company's stockholders, the Compensation and Management Development Committee intends to grant restricted stock and other types of equity-based awards to Mr. Sills.

      Mr. Sills' compensation for the fiscal year ended December 31, 2005 included $403,000 in base salary and bonus compensation of $146,250. Mr. Sills' base salary for 2005 was the same as his 2004 base salary and was based on, among other factors, the Company's performance and the 2004 compensation of chief executives of comparable companies, although his compensation was not linked to any particular group of these companies. In 2005, Mr. Sills received a grant of stock options to purchase 12,500 shares of Common Stock.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. In general, it is the Committee's policy to qualify, to the maximum extent possible, its executives' compensation for deductibility under applicable tax laws.

      In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                                        COMPENSATION AND MANAGEMENT DEVELOPMENT
                                        COMMITTEE

                                        Robert M. Gerrity, Chairman
                                        Kenneth A. Lehman
                                        Frederick D. Sturdivant
                                        William H. Turner
                                        Richard S. Ward
                                        Roger M. Widmann

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of six directors who are "independent" as defined under the listing standards of the New York Stock Exchange. The Committee met seven times in 2005 and operates under a written charter adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including a discussion of the quality and the acceptability of the Company's financial reporting and controls.

      The Committee also reviewed with Grant Thornton LLP, the Company's independent registered public accounting firm, that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting, and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380). In addition, the Committee discussed with Grant Thornton the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

      The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the internal and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                             AUDIT COMMITTEE

                                             William H. Turner, Chairman
                                             Robert M. Gerrity
                                             Kenneth A. Lehman
                                             Frederick D. Sturdivant
                                             Richard S. Ward
                                             Roger M. Widmann

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CHANGE IN CONTROL ARRANGEMENTS

      The Company has long-term retention agreements with John P. Gethin and James J. Burke. If a change in control of the Company occurs, and within twelve months thereafter the executive's employment is terminated by the Company without cause, or by the executive for certain specific reasons, the executive will receive severance payments and certain other benefits. The specific reasons which allow the executive to resign and receive the benefits are: (1) a reduction in status or position with the Company; (2) a reduction by the Company in the executive's annual rate of base salary; and (3) relocation.

      If the executive resigns for one of the specific reasons, or is terminated without cause, the executive will be entitled to receive: (1) a severance payment equal to three times his base salary plus standard bonus, payable over a two year period; (2) continued participation for a period of thirty six months in group medical, dental and/or life insurance plans; and (3) enhanced benefits under the Company's Supplemental Compensation Plan.

      A change in control of the Company for these purposes means the occurrence of any of these events: (1) a sale of all or substantially all of the assets of the Company to any person or group other than certain designated individuals;
(2) any person or group, other than certain designated individuals, become the beneficial owner or owners of more than 50 percent of the total voting stock of the Company, including by way of merger, consolidation or otherwise; or (3) Lawrence I. Sills ceases to be the Chairman of the Board or the Chief Executive Officer of the Company.

                             STOCK PERFORMANCE GRAPH

      The following graph compares the five year cumulative total return on the Company's Common Stock to the total returns on the Standard & Poor's 500 Stock Index, a Former Peer Group and the S&P 1500 Auto Parts & Equipment Index. The graph shows the growth of a $100 investment in the Company's Common Stock and each of the above indices on December 31, 2000 and the reinvestment of all dividends. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock or the referenced indices.

                           FIVE YEAR PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*


          [THE STOCK PERFORMANCE GRAPH WAS REPRESENTED AS A LINE GRAPH
                           IN THE PRINTED MATERIAL.]


                                                                 S&P 1500 AUTO
                                                                    PARTS &
                                                   FORMER PEER     EQUIPMENT
                                 SMP     S&P 500     GROUP(1)       INDEX(2)
                               ------    -------   -----------   -------------
2000.........................   $100      $100         $100          $100
2001.........................    194        88          118           125
2002.........................    186        69          102           114
2003.........................    180        88          157           167
2004.........................    240        98          153           169
2005.........................    145       103           81           135

*     Source: Standard & Poor's.

(1)   The Former Peer Group consists of Dana Corp., ArvinMeritor, Inc. and R&B,
      Inc.

(2) We have changed our peer group to the S&P 1500 Auto Parts & Equipment Index, which is a combination of automotive parts and equipment companies within the S&P 400, the S&P 500 and the S&P 600. We believe that the S&P 1500 Auto Parts & Equipment Index provides a better basis to compare our stock performance and is a more relevant comparison to our business and industry than the former peer group.

                STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

      To be considered for inclusion in next year's Proxy Statement pursuant to the provisions of Rule 14a-8 of the Exchange Act, stockholder proposals must be received at the Company's offices no later than the close of business on December 20, 2006. Proposals should be addressed to Carmine J. Broccole, Secretary, Standard Motor Products, Inc., 37-18 Northern Boulevard, Long Island City, New York 11101.

      For any stockholder proposal that is not submitted for inclusion in the next year's Proxy Statement, but is instead sought to be presented directly at the 2007 Annual Meeting, rules of the Securities and Exchange Commission permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before close of business on March 3, 2007, and advises stockholders in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on March 3, 2007. Notice of intention to present proposals at the 2007 Annual Meeting should be addressed to Carmine J. Broccole, Secretary, Standard Motor Products, Inc., 37-18 Northern Boulevard, Long Island City, New York 11101.

      The Company's 2005 Annual Report has been mailed to stockholders. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is included in the 2005 Annual Report and will also be furnished to any stockholder who requests the same free of charge (except for exhibits thereto for which a nominal fee covering reproduction and mailing expenses will be charged.)

                                  OTHER MATTERS

      On the date this Proxy Statement went to press, management knew of no other business that will be presented for action at the Annual Meeting. In the event that any other business should come before the Annual Meeting, it is the intention of the proxy holders named in the proxy card to take such action as shall be in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             /s/ Carmine J. Broccole

                                             Carmine J. Broccole
                                             VICE PRESIDENT GENERAL COUNSEL
                                             AND SECRETARY

Dated: April 18, 2006

                                                                      APPENDIX A

                          STANDARD MOTOR PRODUCTS, INC.
                           2006 OMNIBUS INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

      1.1 ESTABLISHMENT. Standard Motor Products, Inc., a New York corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

      This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

      This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

      1.2 PURPOSE OF THIS PLAN. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third Party Service Providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

      1.3 DURATION OF THIS PLAN. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 2. DEFINITIONS

      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 "AFFILIATE" shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2 "ANNUAL AWARD LIMIT" or "ANNUAL AWARD LIMITS" have the meaning set forth in Section 4.3.

2.3 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6   "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the
      Company.

2.7 "CASH-BASED AWARD" means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8 "CAUSE" means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

      (a) Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or Director after reasonable notice to the Participant of that failure;

      (b) Misconduct that materially injures the Company or any Subsidiary or Affiliate;

      (c) Conviction of, or entering into a plea of nolo contendere to, a felony; or

      (d) Breach of any written covenant or agreement with the Company or any Subsidiary or Affiliate.

2.9   "CHANGE OF CONTROL" means any of the following events:

      (a) The acquisition by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this
            Section 2.9, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of twenty percent (20%) or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and (iii) of Section 2.9(c); provided, however, the acquisition by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power shall not constitute a Change in Control if Standard Motor Products, Inc. maintains a Beneficial Ownership of more than fifty percent (50%) of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors;

      (b) Individuals who constitute the Board as of the Effective Date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

      (c) Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business
            Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Successor Entity") in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including individuals deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.9) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

      (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.10 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.


2.11 "COMMITTEE" means the Compensation and Management Development Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.12 "COMPANY" means Standard Motor Products, Inc., a New York corporation, and any successor thereto as provided in Article 20 herein.

2.13 "COVERED EMPLOYEE" means any salaried Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

2.14 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

2.15  "EFFECTIVE DATE" has the meaning set forth in Section 1.1.

2.16 "EMPLOYEE" means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.17 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18 "FAIR MARKET VALUE" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the average between the reported high and low selling price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.19 "FULL VALUE AWARD" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.20 "GRANT DATE" means the date an Award is granted to a Participant pursuant to the Plan.

2.21 "GRANT PRICE" means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.22 "INCENTIVE STOCK OPTION" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.23 "INSIDER" shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24 "NET INCOME" means the consolidated net income before taxes for the Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

2.25  "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

2.26 "NONEMPLOYEE DIRECTOR AWARD" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.27 "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.28 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.29 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.30 "OTHER STOCK-BASED AWARD" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to
      Article 10.

2.31 "PARTICIPANT" means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.32 "PERFORMANCE-BASED COMPENSATION" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.33 "PERFORMANCE MEASURES" means measures as described in Article 12 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.34 "PERFORMANCE PERIOD" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.35 "PERFORMANCE SHARE" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36 "PERFORMANCE UNIT" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.37 "PERIOD OF RESTRICTION" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.38 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.39  "PLAN" means the Standard Motor Products, Inc. 2006 Omnibus Incentive
      Plan.

2.40  "PLAN YEAR" means the calendar year.

2.41 "PRIOR PLANS" means the Company's (a) 2004 Omnibus Stock Option Plan of Standard Motors Products, Inc., (b) the 1994 Omnibus Stock Option Plan of Standard Motor Products, Inc., (c) the 2004 Standard Motor Products, Inc. Independent Directors Stock Option Plan and (d) the 1996 Standard Motor Products, Inc. Independent Directors' Stock Option Plan.

2.42  "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
      Article 8.

2.43 "RESTRICTED STOCK UNIT" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant date.

2.44 "SHARE" means a share of common stock of the Company, $2.00 par value per share.

2.45 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.46 "SUBSIDIARY" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.47 "THIRD PARTY SERVICE PROVIDER" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 3. ADMINISTRATION

      3.1 GENERAL. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

      3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

      3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4. SHARES SUBJECT TO THIS PLAN AND MAXIMUM AWARDS

      4.1   NUMBER OF SHARES AVAILABLE FOR AWARDS.

            (a) Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date shall be seven hundred thousand (700,000) Shares (the "Share Authorization"), which shall consist of (i) a number of shares not previously authorized for issuance under any plan, plus (ii) the number of shares remaining available for issuance under the Prior Plans but not subject to outstanding awards as of the Effective Date, plus (iii) the number of shares subject to awards outstanding under the Prior Plans as of the Effective Date but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.

            (b) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be seven hundred thousand (700,000) Shares.

            (c) The maximum number of Shares of the Share Authorization that may be issued to Nonemployee Directors shall be one hundred fifty thousand (150,000) Shares, and no Nonemployee Director may receive Awards subject to more than five thousand (5,000) Shares in any Plan Year.

      4.2 SHARE USAGE. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

      4.3 ANNUAL AWARD LIMITS. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits"), as adjusted pursuant to Sections 4.4 and/or 18.2, shall apply to grants of such Awards under this Plan:

      (a) OPTIONS: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be twenty-five thousand (25,000).

      (b) SARS: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be twenty-five thousand (25,000).

      (c) RESTRICTED STOCK OR RESTRICTED STOCK UNITS: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be ten thousand (10,000).

      (d) PERFORMANCE UNITS OR PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be ten thousand (10,000) Shares, or equal to the value of ten thousand (10,000) Shares, determined as of the date of vesting or payout, as applicable.

      (e) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of two hundred fifty thousand dollars ($250,000) or the value of twenty-five thousand (25,000) Shares, determined as of the date of vesting or payout, as applicable.

      (f) OTHER STOCK-BASED AWARDS. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be twenty-five thousand (25,000) Shares.

      4.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

      The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

      Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

      5.2 ACTUAL PARTICIPATION. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. STOCK OPTIONS

      6.1 GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424).

      6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

      6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

      6.4 TERM OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the day before the tenth
(10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

      6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

      6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

      Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

      6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.8 TERMINATION OF EMPLOYMENT. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination.

      6.9 NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

ARTICLE 7. STOCK APPRECIATION RIGHTS

      7.1 GRANT OF SARS. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

      Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

      The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

      7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.3 TERM OF SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

      7.4 EXERCISE OF SARS. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

      7.5 SETTLEMENT OF SARS. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

      (b)   The number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

      7.6 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

      7.7 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

      8.1 GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

      8.2 RESTRICTED STOCK OR RESTRICTED STOCK UNIT AGREEMENT. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

      8.3 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

      8.4 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

            "The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Standard Motor Products, Inc. 2006 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Standard Motor Products, Inc."

      8.5 VOTING RIGHTS. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

      8.6 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

      8.7 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

      9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

      9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

      9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      9.5 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

      10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

      10.2 OTHER STOCK-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

      10.3 VALUE OF CASH-BASED AND OTHER STOCK-BASED AWARDS. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

      10.4 PAYMENT OF CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

      10.5 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 11. TRANSFERABILITY OF AWARDS

      11.1 TRANSFERABILITY. Except as provided in Section 11.2 below, during a Participant's lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant's death, may be provided.

      11.2 COMMITTEE ACTION. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

ARTICLE 12. PERFORMANCE MEASURES

      12.1 PERFORMANCE MEASURES. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance
Measures:

      (a)   Net earnings or net income (before or after taxes);
      (b)   Earnings per share (basic or diluted);
      (c)   Net sales or revenue growth;
      (d)   Net operating profit;
      (e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
      (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

      (g) Earnings before or after taxes, interest, depreciation, and/or amortization;
      (h)   Gross or operating margins;
      (i)   Productivity ratios;
      (j) Share price (including, but not limited to, growth measures and total shareholder return);
      (k)   Expense targets;
      (l)   Margins;
      (m)   Operating efficiency;
      (n)   Market share;
      (o)   Customer satisfaction;
      (p)   Working capital targets; and
      (q) Economic value added or EVA(R) (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

      Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

      12.2 EVALUATION OF PERFORMANCE. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs,
(b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

      12.3 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

      12.4 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

ARTICLE 13. NONEMPLOYEE DIRECTOR AWARDS

      The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

ARTICLE 14. DIVIDEND EQUIVALENTS

      Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE 15. BENEFICIARY DESIGNATION

      Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant's death shall be paid to or exercised by the Participant's executor, administrator, or legal representative.

ARTICLE 16. RIGHTS OF PARTICIPANTS

      16.1 EMPLOYMENT. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

      Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

      16.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      16.3 RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 17. CHANGE OF CONTROL

      17.1 CHANGE OF CONTROL OF THE COMPANY. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

      Upon a Change of Control, except to the extent that another Award meeting the requirements of Section 17.2 (a "Replacement Award") is provided to the Participant to replace such Award (the "Replaced Award"), all then-outstanding Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company, Subsidiary, or Affiliate shall vest in full and be free of restrictions related to the vesting of such Awards. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

      Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefore.

      17.2 REPLACEMENT AWARDS. An Award shall meet the conditions of this
Section 17.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 17.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

      17.3 TERMINATION OF EMPLOYMENT. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change of Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

ARTICLE 18. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

      18.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. Subject to
Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

      18.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

      18.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

      18.4 AMENDMENT TO CONFORM TO LAW. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 18.4 to any Award granted under the Plan without further consideration or action.

ARTICLE 19. WITHHOLDING

      19.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      19.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax withholding that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 20. SUCCESSORS

      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 21. GENERAL PROVISIONS

      21.1 FORFEITURE EVENTS.

            (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

            (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

      21.2 LEGEND. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

      21.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

      21.4 SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      21.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      21.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

      (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

      (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

      21.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      21.8 INVESTMENT REPRESENTATIONS. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

      21.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

      (a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

      (b) Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

      (c) Modify the terms and conditions of any Award granted to Employees and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

      (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

      (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

      21.10 UNCERTIFICATED SHARES. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

      21.11 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

      21.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

      21.13 RETIREMENT AND WELFARE PLANS. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

      21.14 DEFERRED COMPENSATION. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant's Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code
Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

      21.15 NONEXCLUSIVITY OF THIS PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

      21.16 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

      21.17 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                          STANDARD MOTOR PRODUCTS, INC.
                                 REVOCABLE PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2006

      The undersigned stockholder of STANDARD MOTOR PRODUCTS, INC. (the "Company") hereby appoints LAWRENCE I. SILLS, JOHN P. GETHIN, and JAMES J. BURKE as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote as designated on this Proxy, all of the shares of the Company's Common Stock held of record by the undersigned on April 7, 2006 at the annual meeting of the stockholders of the Company to be held on May 18, 2006, or at any adjournment thereof.

                                     COMMON

                                             FOR       WITHHOLD
                                           ELECTION     VOTE
1. Election of Directors                    OF ALL     FOR ALL    FOR ALL
                                           NOMINEES    NOMINEES    EXCEPT

                                             [ ]         [ ]        [ ]

      ROBERT M. GERRITY, KENNETH A. LEHMAN, ARTHUR S. SILLS, LAWRENCE I. SILLS, PETER J. SILLS, FREDERICK D. STURDIVANT, WILLAM H. TURNER, RICHARD S. WARD AND ROGER M. WIDMANN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NAME OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW.

------------------------------------------------

DIRECTORS RECOMMEND:
                                                        FOR   AGAINST   ABSTAIN
[FOR] 2. Proposal to approve the Standard Motor
         Products, Inc. 2006 Omnibus Incentive Plan.    [ ]     [ ]       [ ]

[FOR] 3. Proposal to ratify the appointment of Grant
         Thornton LLP as the Company's independent
         registered public accounting firm for the
         fiscal year ending December 31, 2006.          [ ]     [ ]       [ ]

      4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES NAMED ABOVE, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date
  this Proxy in the box below.                  Date
                                                    ----------------------

------------------------------------            --------------------------------
Stockholder sign above                          Co-holder (if any) sign above

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                          STANDARD MOTOR PRODUCTS, INC.
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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